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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                           ----------------------

                                  Form 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 16, 1996.

                 REAL ESTATE INVESTMENT TRUST OF CALIFORNIA
           (Exact name of registrant as specified in its charter)

     California                       1-9639                  95-2565432
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)

                   12011 San Vicente Boulevard, Suite 707
                        Los Angeles, California 90049
                  (Address of principal executive offices)

                               (310) 476-7793
                       (Registrant's telephone number)



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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on January 16, 1996, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "A."

     The press release reports the unaudited financial results of Registrant for the fourth quarter and fiscal year ended December 31, 1995. Audited financial statements for the fiscal year ended December 31, 1995 will be included as soon as they are available.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 31, 1996                    REAL ESTATE INVESTMENT TRUST OF CALIFORNIA


                                    By:
                                        --------------------------------------
                                        Leroy E. Carlson
                                        Chief Accounting Officer
                                        for the Registrant